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                                                                    EXHIBIT 10.5




                                PROMISSORY NOTE

$6,475,000                                                   February ___, 1998


         FOR VALUE RECEIVED, AMERICAN INDUSTRIAL PROPERTIES REIT, a Texas real estate investment trust and AIP OPERATING, L.P., a Delaware limited partnership having their principal place of business at 6210 North Beltline, Suite 170, Irving, Texas 75063, (collectively the "Borrower") hereby joint and severally promise to pay to the order of PRUDENTIAL SECURITIES CREDIT CORPORATION (the "Lender"), at the following address: One New York Plaza, New York, New York 10292, or such other place as the holder hereof may from time to time designate in writing, the principal sum of Six Million Four Hundred Seventy-Five Thousand ($6,475,000) Dollars or so much thereof as shall be outstanding from time to time pursuant to this Promissory Note (this "Note"), in lawful money of the United States of America, with interest thereon to be computed from the date of disbursement under this Note at the Applicable Interest Rate (hereinafter defined), and to be paid in installments as follows:

         A. Payments of interest on the unpaid amount of each Loan made pursuant to Section 2.02(a) of the Agreement (as hereinafter defined), which interest payments shall be calculated and payable in accordance with Section 1 hereof; and

         B. The principal sum, all unpaid interest thereon and all other amounts owed pursuant to this Note, and the other Loan Documents, or otherwise in connection with the Loans evidenced by this Note shall be due and payable on December 29, 1998. (the "Maturity Date").

         If any payment on this Note becomes due and payable on a day other than a Business Day (as defined in the Agreement), the payment thereof shall be extended to the next succeeding Business Day, and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension. All payments to be made by the Borrower then to the Lender shall be deemed received by the Lender only upon the Lender's actual receipt of same.

         This is a "Note" referred to in the Credit Agreement dated December 29, 1997 between the Lender and the Borrower (as amended, restated, supplemented or otherwise modified from time to time, the "Agreement") and is entitled to the benefits thereof and is subject to mandatory prepayment in whole or in part as provided therein. Capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Agreement.

         Presentment for payment, demand, notice of dishonor, protest, notice of protest and all other demands and notices in connection with the delivery, performance and enforcement of this Note are hereby waived, except as otherwise expressly provided in the Agreement.
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         1.      Interest Rate.  (a) Each Loan shall bear interest on the
unpaid principal amount thereof from the date such Loan is extended to the Borrower pursuant to the Agreement until such principal amount is paid in full at a rate or rates per annum determined in accordance with this Section 1. Subject to subsection (c) below, the Borrower shall pay interest on the unpaid amount of each Loan at the rate per annum (the "Applicable Interest Rate") equal to the sum of (i) LIBOR in effect from time to time applicable to each Interest Period for such Loan, plus (ii) the Applicable Margin, payable in arrears (A) in the case of the initial Loan, on the day in the calendar month following the Initial Borrowing Date corresponding to such Initial Borrowing Date, and each corresponding day in each calendar month thereafter (unless such date falls on a non-Business Day, then the next Business Day, but in no event later than the Expiration Date) (each such date, an "Interest Payment Date") and (B) in the case of each subsequent Loan, on each applicable Interest Payment Date, commencing with the first of such dates to occur after the date of such Loan and ending on the date the principal amount of such Loan shall be paid or prepaid, to the extent of the interest accrued on the principal amount of such Loan so paid or prepaid.

         (b) Interest shall be calculated on the daily outstandings on a basis of a 360-day year for the actual number of days elapsed. To the extent that interest is required to be calculated at the Base Rate plus the Applicable Margin pursuant to Section 2.11 of the Agreement, any change in the interest rate on the Loans shall become effective as of the opening of business on the day on which such change in the Base Rate becomes effective. The Lender shall, as soon as practicable, notify the Borrower of the effective date and the amount of each such change in the Base Rate; provided, however, that any failure by the Lender to give the Borrower any such notice shall not affect the application of such change in the Base Rate. Each determination of an interest rate by the Lender pursuant to any provision of this Note or the Agreement shall be, absent manifest error, presumed to be correct.

         (c) If any of the events described in Section 2.11 of the Agreement shall have occurred, then the Applicable Interest Rate shall be determined by reference to the Base Rate in accordance with such Section 2.11.

         (d) Anything herein to the contrary notwithstanding, the obligations of the Borrower under this Note shall be subject to the limitation that payments of interest shall not be required to the extent that receipt thereof would be contrary to provisions of law applicable to the Lender limiting rates of interest which may be charged or collected by the Lender. If the Borrower pay the Lender interest in excess of the maximum amount permitted by applicable law, such excess shall be applied in reduction of the principal balance of the Note, and any remaining excess shall be refunded to the Borrower.

         2. Late Charge. The Borrower shall, jointly and severally, pay a late charge (the "Late Charge") of five percent (5%) of each monthly payment not paid within ten (10) days after the date upon which such payment was due (which amount the Borrower and the Lender agree is a fair and reasonable estimate of the Lender's damages in light of all of the facts and
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circumstances as of the date of this Agreement).  Such late charge shall be due and payable by the Borrower concurrently with the late payment for which such charge is assessed hereunder.

         3. Security; Defined Terms; Incorporation by Reference. This Note is secured by the Mortgages and the other Collateral Documents. The term "Other Security Documents" means all documents other than this Note or the Collateral Documents now or hereafter executed and/or delivered by the Borrower and/or others and to or in favor of the Lender, which wholly or partially secure, evidence or guarantee payment of the Obligations, provide for any indemnity in favor of or payment to the Lender related to the Obligations, the Notes, the Loan Documents or the Collateral Properties, provide for any escrow/holdback arrangements or for any actions to be completed by Borrower subsequent to the date hereof, or are otherwise related to the Loans evidenced by this Note or the other Notes executed by Borrower under the Agreement.
Where appropriate, the singular number shall include the plural, the plural shall include the singular, and the words "Lender" and "Borrower" shall include their respective successors, assigns, heirs, personal representatives, executors and administrators. The terms, covenants, and conditions of the Agreement, the Collateral Documents, the Other Security Documents and the other Loan Documents are hereby incorporated herein by reference and are made a part of this Note to the same extent as if they were fully set forth herein.

         4.      Prepayment.

         (a) The Borrower may, upon at least two (2) Business Days prior notice to the Lender, voluntarily prepay any Loan in whole at any time or in part from time to time, with accrued interest to the date of such prepayment on the amount prepaid but, subject to clause (b) below, without premium or penalty, in an amount not less than $100,000 or an integral multiple of $100,000 in excess thereof. Each such notice shall be made in accordance with
Section 2.06 of the Agreement, shall be irrevocable and shall bind the Borrower to make such prepayment in accordance with such notice.

         (b) The Lender shall not be obligated to accept any prepayment of the principal balance of this Note or of any other Notes unless it is accompanied by all applicable Breakage Fees due in connection therewith. The Borrower acknowledges that such Breakage Fees are a bargained for consideration and not a penalty, and the Borrower recognizes that the Lender would incur substantial additional costs and expenses in the event of a prepayment of the Obligations, and that the Breakage Fees compensates the Lender for such costs and expenses (including without limitation, the loss of the Lender's investment opportunity during the period from the Prepayment Date until the Maturity
Date). Notwithstanding the foregoing, no Breakage Fees shall be due and owing to the Lender with respect to any Loan repaid on an Interest Payment Date, regardless of the date such Loan was extended to the Borrower.

         (c) If following the occurrence of any Event of Default, the Borrower shall tender payment of an amount sufficient to satisfy in full the Obligations at any time prior to a sale of the Collateral Properties (either through foreclosure or the exercise of the other remedies available to the Lender under the Collateral Documents or the Other Security Documents), such tender by the Borrower shall be deemed to be a voluntary prepayment under this Note and all other Notes in
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the amount tendered and in such case the Borrower shall also pay to the Lender, with respect to the amount tendered, the applicable Breakage Fees, if any, set forth in this Note and all other Notes which Breakage Fees shall be immediately due and payable.

         (d) This Note is subject to mandatory prepayment in whole or in part as provided in Section 2.05 of the Agreement.

         5.      Default.  An "Event of Default" shall occur if:

         (a) the Borrower fails to pay any outstanding principal (including mandatory prepayments), interest or other amounts due hereunder on the date when due (whether on the Maturity Date, upon acceleration or otherwise) under this Note or any other Note; or

         (b) any other Event of Default shall have occurred under the Agreement.

         6. Acceleration. If any Event of Default shall have occurred and be continuing, the Lender may by written notice to the Borrower (i) declare the commitment of the Lender to make Loans hereunder to be terminated, whereupon the same shall forthwith terminate, and/or (ii) declare the Loans, all interest thereon, any Obligations and accrued and unpaid fees and all other amounts payable hereunder or in respect of the Loans to be forthwith due and payable, whereupon they shall become and be forthwith due and payable, without presentment, demand, protest, or further notice of any kind, all of which are hereby expressly waived by the Borrower. Notwithstanding the foregoing, upon the occurrence of any Event of Default described in Sections 8.01(i) or (j) of the Agreement, the commitment of the Lender to make Loans shall automatically be terminated and the Loans, all interest thereon and all accrued and unpaid fees and all other amounts payable hereunder or in respect of the Loans shall immediately become due and payable, without any requirement on the part of the Lender to give notice, or make declaration, of any kind regarding such Event of Default and without presentment, demand, protest or any other requirement on the part of the Lender, all of which are hereby expressly waived by the Borrower.

         7. Default Interest. From and after the occurrence of any Event of Default hereunder (including without limitation, the failure of Borrower to pay the Obligations in full on the Maturity Date), and for so long as such Event of Default shall continue (after as well as before judgment), the unpaid principal amount of each Loan and any other amount then due and payable but not yet paid hereunder shall bear interest at a rate per annum (the "Default Rate") equal to the then interest rate of such outstanding Loan determined in accordance with Section 1 above plus three hundred (300) basis points per annum, payable on demand. Overdue interest shall be compounded and bear interest, to the extent permitted by law, on each date for payment of interest on the Loans hereunder. The Default Rate shall be computed from the occurrence of the Event of Default until the actual payment in full of the Obligations. This charge shall be added to the Obligations, and shall be deemed secured by the Mortgage and the Other Security Documents. This clause, however, shall not be construed as an agreement or privilege to extend the Maturity Date, nor as a waiver of any other right or remedy accruing to the Lender by reason of the occurrence of any Event of Default.
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         8.      Attorney's Fees.  In the event that the Lender employs
attorney(s) to collect the Obligations, to enforce the provisions of this Note or to protect or foreclose the security hereof, the Borrower agrees to pay the Lender's reasonable attorneys' fees and disbursements, whether or not suit be brought. Such fees shall be immediately due and payable.

         9. No Oral Amendments. This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of the Borrower or the Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

         10. Full Authority. The Borrower represents that it has full power, authority and legal right to execute, deliver and perform its obligations pursuant to this Note, the Agreement, the Collateral Documents, the Other Security Documents and the other Loan Documents and that the documents constitute legal, valid and binding obligations of the Borrower.

         11. No Waiver. Any failure by the Lender to insist upon strict performance by the Borrower or any of the provisions of this Note, the Agreement, the Collateral Documents, the Other Security Documents or the other Loan Documents shall not be deemed to be a waiver of any of the terms or provisions of this Note, the Agreement, the Collateral Documents, the Other Security Documents or the other Loan Documents, and the Lender shall have the right thereafter to insist upon strict performance by the Borrower of any and all of the terms and provisions of this Note, the Agreement, the Collateral Documents, the Other Security Documents or the other Loan Documents.

         12. Notices. Except as otherwise specified herein, any notice, consent, request or other communication required or permitted to be given hereunder shall be in writing, addressed to the other party as set forth in
Section 9.01 of the Agreement.

         13. WAIVER OF JURY TRIAL. THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO (A) A TRIAL BY JURY AND (B) ANY OBJECTION (INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS) WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN RESPECT OF ANY ACTION OR PROCEEDING BASED ON THE LOANS EVIDENCED BY THIS NOTE OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE, THE AGREEMENT, THE COLLATERAL DOCUMENTS OR ANY OF THE OTHER LOAN DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTION OF THE BORROWER AND/OR THE LENDER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER'S MAKING OF THE LOANS SECURED BY THE COLLATERAL DOCUMENTS AND THE OTHER SECURITY DOCUMENTS.
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         IN WITNESS WHEREOF, the Borrower has duly executed this Promissory
Note to be effective the day and year first above written.


                                      AIP OPERATING, L.P.,
                                      a Delaware limited partnership

                                      By: AMERICAN INDUSTRIAL PROPERTIES REIT,
                                      a Texas real estate investment trust,
                                      its General Partner


                                      By: /s/ MARC A. SIMPSON
                                         ------------------------------------
                                         Name:   Marc A. Simpson
                                         Title:  Vice President


                                      AMERICAN INDUSTRIAL PROPERTIES REIT,
                                      a Texas real estate investment trust


                                      By: /s/ MARC A. SIMPSON
                                         ------------------------------------
                                         Name:   Marc A. Simpson
                                         Title:  Vice President